Supplement dated March 1, 2006 to the following Prospectuses dated April 29,
                        2005 amended as of Oct. 3, 2005:
       RiverSource FlexChoice(SM) Select Variable Annuity 45307 D (10/05)
       RiverSource Innovations Select(SM) Variable Annuity 45304 D (10/05)
        RiverSource Signature Select(SM) Variable Annuity 45300 D (10/05)
      RiverSource Signature One Select(SM) Variable Annuity 45301 D (10/05)

The information in this supplement updates and amends certain information contained in the variable annuity contract prospectus listed above. Please read it carefully and keep it with your variable annuity contract prospectus.

The shareholders of the RiverSource(SM) Variable Portfolio Funds held a regular meeting on Feb. 15, 2006. At that meeting, shareholders approved the following:

1. MERGER. The merger of RiverSource Variable Portfolio - New Dimensions Fund(R) into the RiverSource Variable Portfolio - Large Cap Equity Fund. The merger is expected to take place on March 17, 2006. Upon the merger, RiverSource Variable Portfolio - New Dimensions Fund(R) will no longer be available as an investment option under the contract.

2. INVESTMENT MANAGEMENT AND SERVICE AGREEMENT ("IMS AGREEMENT") WITH RIVERSOURCE INVESTMENTS, LLC. Shareholders approved the new IMS Agreement for all RiverSource Variable Portfolio Funds. This new IMS Agreement eliminates transfer agency services, which are provided under a separate transfer agent agreement. For certain funds listed in the table below, the proposed IMS Agreement includes an increase in the fee schedule. The new fees and expenses are effective on March 1, 2006. The net impact of these fee and expense changes is shown in the tables below. Expenses are based on actual expenses for the fiscal year ended Aug. 31, 2005, adjusted to reflect current fees.

The following tables replace information under "ANNUAL OPERATING EXPENSES OF THE FUNDS" in your prospectus:

The first table replaces the table entitled "Minimum and maximum total annual operating expenses for the funds" in your prospectus:

Minimum and maximum total operating expenses for the funds
(Including management fee, distribution and/or service (12b-1) fees and other expenses).

                                                                     Minimum      Maximum
Total expenses before fee waivers and/or expense reimbursements       .53%          2.59%

The second table replaces the operating expenses of the RiverSource Variable Portfolio Funds in the table entitled "Total annual operating expenses for each fund" in your prospectus:

Total annual operating expenses for the RiverSource Variable Portfolio funds (Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

Fund Name                                                              Management Distribution    Other
                                                                           fees   (12b-1) fees  expenses     Total
RiverSource Variable Portfolio - Cash Management Fund                     0.33%       0.13%      0.15%      0.61%(15)
RiverSource Variable Portfolio - Diversified Bond Fund                    0.47%       0.13%      0.17%      0.77%(15)
RiverSource Variable Portfolio - Diversified Equity Income Fund           0.68%       0.13%      0.16%      0.97%(15),(16)
RiverSource Variable Portfolio - Emerging Markets Fund                    1.05%       0.13%      0.34%      1.52%(15),(16),(20)
RiverSource Variable Portfolio - Growth Fund                              0.66%       0.13%      0.17%      0.96%(15),(16)
RiverSource Variable Portfolio - High Yield Bond Fund                     0.59%       0.13%      0.16%      0.88%(15)
RiverSource Variable Portfolio - Income Opportunities Fund                0.61%       0.13%      0.34%      1.08%(15),(20)
RiverSource Variable Portfolio - International Opportunity Fund           0.72%       0.13%      0.20%      1.05%(15),(16)
RiverSource Variable Portfolio - Large Cap Equity Fund                    0.56%       0.13%      0.14%      0.83%(15),(16)
RiverSource Variable Portfolio - Large Cap Value Fund                     0.60%       0.13%      1.86%      2.59%(15),(16),(20)
RiverSource Variable Portfolio - Mid Cap Growth Fund                      0.63%       0.13%      0.17%      0.93%(15),(16),(20)
RiverSource Variable Portfolio - S&P 500 Index Fund                       0.22%       0.13%      0.18%      0.53%(15),(20)
RiverSource Variable Portfolio - Select Value Fund                        0.77%       0.13%      0.30%      1.20%(15),(16),(20)
RiverSource Variable Portfolio - Short Duration U.S. Government Fund      0.48%       0.13%      0.17%      0.78%(15)
RiverSource Variable Portfolio - Small Cap Value Fund                     0.92%       0.13%      0.24%      1.29%(15),(16),(20)

45307-1 A (3/06)
*Valid until next prospectus update.
Destroy May 1, 2006.

(15) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2005 adjusted to reflect current fees.

(16) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for RiverSource Variable Portfolio - Emerging Markets Fund, 0.04% for RiverSource Variable Portfolio
     - International Opportunity Fund, 0.02% for RiverSource Variable Portfolio
     - Large Cap Equity Fund, 0.07% for RiverSource Variable Portfolio - Mid Cap Growth Fund, 0.01% for RiverSource Variable Portfolio - Select Value Fund, and 0.04% for RiverSource Variable Portfolio - Small Cap Value Fund. Management fees include the impact of a performance incentive adjustment fee that increased the management fee by 0.08% for RiverSource Variable Portfolio - Diversified Equity Income Fund, 0.06% for RiverSource Variable Portfolio - Growth Fund and 0.002% for RiverSource Variable Portfolio - Large Cap Value Fund.

(20) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the fund's Board. Any amount waived will not be reimbursed by the fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed: 1.75% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.99% for RiverSource(SM) Variable Portfolio - Income Opportunities Fund, 1.05% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund, 1.00% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 0.495% for RiverSource(SM) Variable Portfolio - S&P 500 Index Fund, 1.15% for RiverSource(SM) Variable Portfolio - Select Value Fund and 1.25% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund.


THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

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